UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)

493 Nixon Road Cheswick, Pennsylvania 15024 (Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement.
     On August 31, 2005, Tollgrade Communications, Inc. (“Tollgrade”) entered in a new lease agreement for its Cheswick, Pennsylvania facility with its current landlord, Regional Industrial Development Corporation of Southwestern Pennsylvania (“RIDC”) (herein the “Lease Agreement”). The Lease Agreement replaces and supersedes the current lease between Tollgrade and RIDC dated August 5, 1993, as it had been amended from time to time, in its entirety (the “Current Lease”). The Lease Agreement was made retroactively effective as of January 1, 2005 and will expire on June 30, 2007 (the “Initial Term”). Tollgrade has one two (2) year renewal option which must be exercised at least six (6) months prior to the expiration of the Initial Term. Pursuant to the Lease Agreement, the annual base rent payment for the Initial Term will be equal to Four Hundred Eighteen Thousand Five Hundred Dollars and No Cents ($418,500.00), which will be payable in monthly installments equal to Thirty Four Thousand Eight Hundred Seventy-Five Dollars and No Cents ($34,875.00). The annual base rent payment for the renewal term will be Four Hundred Twenty-Six Thousand Eight Hundred Seventy Dollars and No Cents ($426,870.00), which will be payable in monthly installments equal to Thirty-Five Thousand Five Hundred Seventy-Two Dollars and Fifty Cents ($35,572.50). Due to the retroactive effect of the Lease Agreement and a reduction of the base rent under the Lease Agreement, Tollgrade is entitled to a credit towards base rent applicable in 2005. Tollgrade is also responsible for the payment of all taxes, insurance and maintenance costs related to the leased premises as described in the Lease Agreement. Tollgrade currently uses the Cheswick location as its corporate headquarters and for manufacturing activities.
     A copy of the Lease Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 1.02 Termination of a Material Definitive Agreement
     As a result of the execution of the Lease Agreement described in Item 1.01 of this Current Report on Form 8-K, the Current Lease as also described in Item 1.01 of this Current Report on Form 8-K was replaced and superseded in its entirety and, therefore, terminated.
Item 9.01. Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Lease Agreement dated August 31, 2005 by and between Tollgrade Communications, Inc. and Regional Industrial Development Corporation of Southwestern Pennsylvania, filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Dated: September 7, 2005	By:	/s/ Sara M. Antol

Sara M. Antol
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Lease Agreement dated August 31, 2005 by and between Tollgrade Communications, Inc. and Regional Industrial Development Corporation of Southwestern Pennsylvania, filed herewith

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